UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2006

Retirement Savings Plan for Employees of
First National Bank and Trust Company of the Treasure Coast
(Full Title of Plan)
Commission File No. 33-22846

SEACOAST BANKING CORPORATION OF FLORIDA 815 Colorado Avenue Stuart, FL 34994
(Name of issuer of securities held pursuant to the plans and the address of its principal executive office)
Florida 001-13660 59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
(772) 287-4000
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant’s Certifying Accountant

(a)

Previous Independent Registered Public Accounting Firm for Employee Benefit Plan

Effective April 27, 2006, the Retirement Savings Plan for Employees of First National Bank and Trust Company of the Treasure Coast (the “Plan”) dismissed KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Plan.

KPMG remains the independent registered public accounting firm for Seacoast Banking Corporation of Florida (the “Company” or “Seacoast”), the sponsor of the Plan.  The dismissal of KPMG described above relates only to the Plan. The dismissal was approved by the Audit Committee of the Company.

During the year ended December 31, 2004 and through April 27, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused KPMG to make reference thereto in its report on the Plan’s financial statements for such year.

None of the “reportable events” described under Item 304(a)(1)(v) of Regulation S-K occurred during the year ended December 31, 2004 and through April 27, 2006.

The report issued by KPMG on the financial statements of the Plan as of and for the year ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.  The Plan provided KPMG with a copy of this Current Report on Form 8-K and has requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)

New Independent Registered Public Accounting Firm for Employee Benefit Plan

Effective April 27, 2006, the Plan engaged Crowe Chizek and Company LLC (“Crowe Chizek”) as the new independent registered public accounting firm to audit the financial statements of the Plan for the fiscal year ended December 31, 2005, following a value for services assessment of Crowe Chizek’s proposed audit plan.  During the year ended December 31, 2004, and through April 27, 2006, the Plan did not consult with Crowe Chizek regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Plan’s financial statements, and neither a written report was provided to the Plan nor oral advice was provided that Crowe Chizek concluded was an important factor considered by the Plan in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

RETIREMENT SAVINGS PLAN FOR EMPLOYEES OF THE FIRST NATIONAL BANK & TRUST COMPANY OF THE TREASURE COAST

/s/ William R. Hahl

William R. Hahl

Executive Vice President and Chief Financial Officer of

Seacoast Banking Corporation

Date:  May 3, 2006